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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 8, 2005

                            STILLWATER MINING COMPANY
             (Exact name of registrant as specified in its charter)

           Delaware                    1-13053                  81-0480654
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 (State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)              File Number)          Identification No.)

     1321 Discovery Drive, Billings, Montana                      59102
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     (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (406) 373-8700

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

         On August 8, 2005, Stillwater Mining Company issued a press release for the quarterly period ended June 30, 2005. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibits

99.1      Press release issued on August 8, 2005 by Stillwater Mining Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 STILLWATER MINING COMPANY

Dated:   August 8, 2005                          By:    /s/ John R. Stark
                                                        ------------------------
                                                 Name:  John R. Stark
                                                 Title: Vice President, Human
                                                        Resources, Secretary
                                                        and General Counsel